UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2024

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On October 31, 2024, FuelCell Energy, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”).  As of the close of business on September 10, 2024, the record date for the Special Meeting, there were 556,009,549 shares of the Company’s common stock issued, outstanding, and entitled to vote.  At the Special Meeting, a total of 258,669,292 shares of the Company’s common stock, representing approximately 47% in voting power of the shares of the Company’s common stock issued, outstanding, and entitled to vote at the Special Meeting, were present in person (by virtual presence online) or by proxy, constituting a quorum to conduct business.

At the Special Meeting, two proposals were submitted to a vote of the holders of shares of the Company’s common stock, par value $0.0001 per share (“common stock”).  A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 17, 2024.  The final voting results for the proposals were as follows:

(1)	Adoption of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock and shares of common stock held in treasury at a specific ratio ranging from one-for-ten (1:10) to one-for-thirty (1:30), at any time prior to May 23, 2025, with the exact ratio to be determined by the Company’s Board of Directors without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”)

VOTES FOR: 170,249,976

VOTES AGAINST: 86,416,257

ABSTENTIONS: 2,003,059

BROKER NON-VOTES: 0

Accordingly, the Reverse Stock Split Proposal was approved by the Company’s stockholders.

(2)	Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”)

VOTES FOR: 169,840,764

VOTES AGAINST: 85,236,866

ABSTENTIONS: 3,591,662

BROKER NON-VOTES: 0

Accordingly, the Adjournment Proposal was approved by the Company’s stockholders. However, because the Reverse Stock Split Proposal was approved, adjournment of the Special Meeting to solicit additional proxies was not necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: November 1, 2024	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer, and Treasurer